SUPPLEMENT TO THE ANNUAL REPORT
                             DATED DECEMBER 31, 1996
                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

Due to a printing error, the legends for the graphical lines showing the Total Returns Index Comparison for the Templeton Stock Fund (page 7) were reversed. The $28,745 line, therefore, represents the Templeton Stock Fund performance and the $22,895 line represents the MSCI World Index performance and not as shown in the printed graph.

April 22, 1997

Templeton Stock Fund
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/96)

                  (THERE IS A LINE GRAPH ACCOMPANYING THIS STICKER WHICH
                   REPRESENTED THE FOLLOWING:

                  THE TEMPLETON STOCK FUND TOTAL RETURN OF $28,745; MSCI WORLD INDEX TOTAL RETURN OF $22,895;
                  CONSUMER PRICE INDEX TOTAL RETURN OF $13,338)


Templeton Stock Fund 1      MSCI World Index 2          Consumer Price Index 3


1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.
2. Index is unmanaged and includes reinvested dividends.
3. Source: U.S. Bureau of Labor Statistics